FIRST AMERICAN INVESTMENT FUNDS, INC.

BOND FUNDS - CLASS Y SHARES


Supplement Dated April 1, 2000,

To Prospectus Dated January 31, 2000

CORPORATE BOND FUND
(REPLACE FIFTH PARAGRAPH ON PAGE 2 UNDER "MAIN INVESTMENT STRATEGIES" WITH THE FOLLOWING PARAGRAPH)

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of 15 years or less and an average effective duration of four to nine years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

FIXED INCOME FUND
(REPLACE FIFTH PARAGRAPH ON PAGE 4 UNDER "MAIN INVESTMENT STRATEGIES" WITH THE FOLLOWING PARAGRAPH)

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of l5 years or less and an average effective duration of three to eight years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

INTERMEDIATE TERM INCOME FUND
(REPLACE FIFTH PARAGRAPH ON PAGE 6 UNDER "MAIN INVESTMENT STRATEGIES" WITH THE FOLLOWING PARAGRAPH)

Under normal market conditions the fund attempts to maintain a weighted average effective maturity for its portfolio securities of two to seven years and an average effective duration of two to six years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

LIMITED TERM INCOME FUND
(REPLACE FIFTH PARAGRAPH ON PAGE 8 UNDER "MAIN INVESTMENT STRATEGIES" WITH THE FOLLOWING PARAGRAPH)

Under normal market conditions the fund attempts to maintain a weighted average effective maturity and an average effective duration for its portfolio securities of one to three years. The fund's weighted average effective maturity and effective duration are measures of how the fund may react to interest rate changes.

MORE ABOUT THE FUNDS
(ADD FOLLOWING TO "INVESTMENT STRATEGIES" ON PAGE 17)

EFFECTIVE MATURITY

Effective maturity differs from actual stated or final maturity, which may be substantially longer. In calculating effective maturity, the advisor estimates the effect of expected principal payments and call provisions on securities held in the portfolio. Effective maturity provides the advisor with a better estimate of interest rate risk under normal market conditions, but could result in more volatility in an environment of adverse (rising) interest rates, rather than if the fund calculated average weighted maturity based on the portfolio securities' actual stated or final maturity.


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